Exhibit 99.4

EXECUTION COPY

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT, dated April 12, 2022, is made by Alfi, Inc., a Delaware corporation (the “Debtor”), in favor of Lee Aerospace, Inc., a Kentucky corporation (together with its successors and assigns, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit and Security Agreement, dated of even date herewith (as the same may be amended, restated, supplemented and/or modified from time to time, the “Credit Agreement”), by and between the Debtor and the Secured Party, the Secured Party has agreed to make loans to the Debtor upon the terms and subject to the conditions set forth therein; and

WHEREAS, pursuant to the Credit Agreement, the Debtor has agreed to deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Credit Agreement and to make loans to the Debtor thereunder, the Debtor hereby agrees with the Secured Party as follows:

Section 1.      Defined Terms. Capitalized terms used herein without definition are used as defined in the Credit Agreement.

Section 2.      Grant of Security Interest in Patent Collateral. The Debtor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges and hypothecates to the Secured Party, and grants to the Secured Party a security interest in, all of its right, title and interest in, to and under the following Collateral owned by the Debtor (the “Patent Collateral”):

(a)            all of its right, title and interest in and to all of its now owned or existing and hereafter acquired or arising Patents and Patent applications, including the inventions and improvements described and claimed therein, all patentable inventions and those Patents and Patent applications listed on Schedule A attached hereto and made a part hereof and all Patents and reissues, divisions, continuations, renewals,

(b)            all renewals and extensions of the foregoing; and

(c)            and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing damages and payments for past, present, and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

Section 3.      Credit Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Secured Party pursuant to the Credit Agreement, and the Debtor hereby acknowledges and agrees that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 4.      Warranties and Representations. The Debtor warrants and represents to the Secured Party that:

(a)            no Patent has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Patent been cancelled, in whole or in part, and each such Patent is presently subsisting;

(b)            the Debtor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each Patent, free and clear of any liens, charges and encumbrances, including shop rights, except for Permitted Liens;

(c)            the Debtor has no notice of any suits or actions commenced or threatened with reference to any Patent; and

(d)            the Debtor has the unqualified right to execute and deliver this Patent Security Agreement and perform its terms.

Section 5.      Restrictions on Future Agreements. The Debtor agrees that until the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated, the Debtor shall not, without the prior written consent of the Secured Party, sell or assign its interest in any Patent or enter into any other agreement with respect to any Patent which would affect the validity or enforcement of the rights transferred to the Secured Party under this Patent Security Agreement.

Section 6.      New Patents. If, before the Obligations shall have been satisfied in full or before the Loan Credit Agreement has been terminated, the Debtor shall (i) become aware of any existing Patents of which the Debtor has not previously informed the Secured Party, (ii) obtain rights to any new patentable inventions or Patents, or (iii) become entitled to the benefit of any Patents, which benefit is not in existence on the date hereof, the provisions of this Patent Security Agreement above shall automatically apply thereto, and the Debtor shall give to the Secured Party prompt written notice thereof. The Debtor hereby authorizes the Secured Party to modify this Patent Security Agreement by amending Schedule A to include any such Patents.

Section 7.      Royalties; Terms. The term of this Patent Security Agreement shall extend until the earlier of (i) the expiration of each of the Patents, and (ii) the payment in full of the Obligations and the termination of the Credit Agreement. The Debtor agrees that upon the occurrence of an Event of Default and the acceleration of the Obligations pursuant to Article VIII of the Credit Agreement, the use by the Secured Party of all Patents in connection with the enforcement of the Secured Party’s rights therein or in the other Collateral pursuant to the Credit Agreement and the other Credit Documents shall be without any liability for royalties or other related charges from the Secured Party to the Debtor.

Section 8.      Release of Security Interest. This Patent Security Agreement is made for collateral purposes only. Upon payment in full of the Obligations and termination of the Credit Agreement, the Secured Party shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Credit Agreement.

Section 9.      Expenses. The payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patent Collateral or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral shall be borne by and paid by the Debtor and until paid shall constitute Obligations.

Section 10.      Duties of the Debtor. The Debtor shall have the duty (i) to prosecute diligently any patent applications pending as of the date hereof or hereafter, as commercially reasonable, until the Obligations shall have been paid in full and the Credit Agreement has been terminated, (ii) to preserve and maintain all rights in the Patent Collateral, as commercially reasonable, and (iii) to ensure that the Patents are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with the Debtor’s obligations under this Section 10 shall be borne by the Debtor.

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Section 11.      The Secured Party’s Right to Sue. After an Event of Default, the Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patent Collateral and, if the Secured Party shall commence any such suit, the Debtor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by the Secured Party in aid of such enforcement, and the Debtor shall promptly, upon demand, reimburse and indemnify the Secured Party for all costs and expenses incurred by the Secured Party in the exercise of its rights under this Section 11.

Section 12.      Waivers. No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power, or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 13.      Severability. The provisions of this Patent Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Patent Security Agreement in any jurisdiction.

Section 14.      Modification. This Patent Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

Section 15.      Cumulative Remedies; Power of Attorney; Effect on Credit Agreement. All of the Secured Party’s rights and remedies with respect to the Patent Collateral, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. The Debtor hereby authorizes the Secured Party, upon the occurrence of an Event of Default and the acceleration of the Liabilities pursuant to Article VIII of the Credit Agreement, to make, constitute. and appoint any officer of the Secured Party as the Secured Party may select, in its sole discretion, as the Debtor’s true and lawful attorney-in-fact, with power to (i) endorse the Debtor’s name on all applications, documents, papers and instruments necessary or desirable for the Secured Party in the use of the Patent Collateral, (ii) take any other actions with respect to the Patent Collateral as the Secured Party deems to be in the best interest of the Secured Party, (iii) grant or issue any exclusive or non-exclusive license under the Patents to anyone, and (iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Patent Collateral to anyone. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Obligations shall have been paid in full and the Credit Agreement shall have been terminated. The Debtor acknowledges and agrees that this Patent Security Agreement is not intended to limit or restrict in any way the rights and remedies of the Secured Party under the Credit Agreement but rather is intended to facilitate the exercise of such rights and remedies. The Secured Party shall have, in addition to all other rights and remedies given it by the terms of this Patent Security Agreement and the Credit Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Florida.

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Section 16.      Binding Effect; Benefits. This Patent Security Agreement shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors, nominees, and assigns.

Section 17.      Governing Law. This Patent Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida and applicable federal law.

Section 18.      Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

Section 19.      Further Assurances. The Debtor agrees to execute and deliver such further agreements, instruments, and documents, and to perform such further acts, as the Secured Party shall reasonably request from time to time in order to carry out the purpose of this Patent Security Agreement and agreements set forth herein.

Section 20.      Survival of Representations. All representations and warranties of the Debtor contained in this Patent Security Agreement shall survive the execution and delivery of this Patent Security Agreement and shall be remade on the date of each borrowing under the Credit Agreement.

IN WITNESS WHEREOF, the Debtor has duly executed this Patent Security Agreement as of the date first written above.

Alfi, Inc.

By:	/s/ Peter Bordes
Name:	Peter Bordes
Title:	Interim CEO

ACCEPTED AND AGREED
as of the date first above written:
Lee Aerospace, Inc.

By:	/s/ James Lee
Name:	James Lee
Title:	President

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